Exhibit 99.1

AMENDED AND RESTATED JOINT FILING AGREEMENT

The undersigned hereby agree to the joint filing on behalf of each of them of the Statement on Schedule 13D to which this amended and restated joint filing agreement is attached with respect to the Class A Common Stock of Maplebear, Inc., and any further amendments to such statement on Schedule 13D executed by each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

This Amended and Restated Joint Filing Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Joint Filing Agreement on August 28, 2024.

Sequoia Capital USV XIV Holdco, Ltd.

By:	Sequoia Capital U.S. Venture Fund XIV, L.P.
Sequoia Capital U.S. Venture Partners Fund XIV, L.P.
Sequoia Capital U.S. Venture Partners Fund XIV (Q), L.P.
its Members

By:	SC U.S. Venture XIV Management, L.P.
the General Partner of each Member

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Growth Fund VI, L.P.

By:	SC U.S. Growth VI Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Growth VI Principals Fund, L.P.

By:	SC U.S. Growth VI Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital Global Growth Fund II, L.P.

By:	SC Global Growth II Management, L.P. its General Partner

By:	SC US (TTGP), Ltd. its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital Global Growth II Principals Fund, L.P.

By:	SC Global Growth II Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Growth Fund VII, L.P.

By:	SC U.S. Growth VII Management, L.P. its General Partner

By:	SC US (TTGP), Ltd. its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Growth VII Principals Fund, L.P.

By:	SC U.S. Growth VII Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd. its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital Global Growth Fund III - Endurance Partners, L.P.

By:	Sequoia Capital Global Growth Fund III – Endurance Partners Management, L.P. its Manager

By:	SC US (TTGP), Ltd. its General Partner

/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital US/E Expansion Fund I, L.P.

By:	Sequoia Capital US/E Expansion Fund I, L.P. Management, L.P. its General Partner

By:	SC US (TTGP), Ltd. its General Partner

/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital US/E Expansion Fund I, L.P. Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Venture Fund XIV, L.P.

By:	SC U.S. Venture XIV Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Venture Partners Fund XIV, L.P.

By:	SC U.S. Venture XIV Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital U.S. Venture Partners Fund XIV (Q), L.P.

By:	SC U.S. Venture XIV Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

SC U.S. Venture XIV Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

SC U.S. Growth VI Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

SC Global Growth II Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

SCGGF III – U.S./India Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

SC U.S. Growth VII Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital Global Growth Fund III – Endurance Partners Management, L.P.

By:	Sequoia Capital Global Growth Fund III – Endurance Partners Management, L.P. its General Partner

By:	SC US (TTGP), Ltd. its General Partner

/s/ Roelof Botha
Roelof Botha, Authorized Signatory
Sequoia Capital Fund Parallel, LLC By: Sequoia Capital Fund Management, L.P. its Manager By: SC US (TTGP), Ltd. its General Partner

/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital Fund, L.P. By: Sequoia Capital Fund Management, L.P. its General Partner By: SC US (TTGP), Ltd. its General Partner

/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Sequoia Capital Fund Management, L.P.

By:	Sequoia Capital Fund Management, L.P. Its General Partner

By:	SC US (TTGP), Ltd. its General Partner

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

SC US (TTGP), Ltd.

By:	/s/ Roelof Botha
Roelof Botha, Authorized Signatory

Douglas Leone

By:	/s/ Douglas Leone
Douglas Leone

Roelof Botha

By:	/s/ Roelof Botha